THE DEFENSIVE EQUITY PORTFOLIO OF ANALYTIC OPTIONED FUND, INC.
SUPPLEMENT TO PROSPECTUS DATED OCTOBER 20, 1997

The following information in the Investment Adviser Section on page 22 has been amended.


Dennis M. Bein and Harindra de Silva are the portfolio managers of the Fund. Mr. Bein has been a member of the portfolio management and research team for the Adviser since August 1995. He formerly served as a senior associate for Analysis Group, Inc. from August 1990 to March 1998. Dr. de Silva is the President of the Fund and serves as a managing director of the Adviser, which he joined in May of 1995. He formerly served as a principal of Analysis Group, Inc., from March 1986 to March 1998. They are subject to the supervision of the Adviser's investment management committee.

Dated: March 27, 1998